EXHIBIT 10(xviii)



                      CONVERTIBLE REVOLVING LOAN AGREEMENT

     THIS CONVERTIBLE REVOLVING LOAN AGREEMENT, dated as of June 16, 1997 (herein called the "Agreement"), is entered into between KULICKE AND SOFFA HOLDINGS, INC., a Delaware corporation ("KS"), FLIP CHIP TECHNOLOGIES, L.L.C. a Delaware Limited Liability Company ("Borrower") and DELCO ELECTRONICS CORPORATION, a Delaware corporation ("DE").

                                   WITNESSETH:

     A. Borrower was organized pursuant to an Operating Agreement dated as of February 28, 1996 (as same may be amended from time to time) (the "Operating Agreement") by and among KS, DE, and Kulicke & Soffa Industries, Inc. ("Kulicke & Soffa"), parent of KS. KS and DE are the sole members of Borrower.

     B. Borrower desires to borrow funds from KS and KS is willing to make loans and advances to Borrower under the terms and provisions hereinafter set forth.

     C. KS is willing to make the loans and advances contemplated by this Agreement on the condition that, at KS' election, some or all of the aggregate amounts owed to KS may be converted into a Capital Contribution to Borrower in the manner hereinafter provided. DE is willing to approve the transactions contemplated by this Agreement, including KS' right to convert its debt, on the condition that DE be allowed to make corresponding purchases of additional Units, in the manner hereinafter provided, whenever KS exercises its right to convert debt.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, covenant and agree as follows:

SECTION 1 DEFINITIONS.

     SECTION 1.01 Terms Defined Herein.

     "Business Day" shall mean a day, other than a Saturday or Sunday, on which the parties are open for business.

     "Closing Date" shall mean the date of this Agreement.

     "Loan Documents" shall mean this Agreement, the Revolving Loan Note and the Collateral Documents to be executed and delivered to KS pursuant to the provisions hereof.

     "Material Adverse Effect" shall mean any specified event, condition or occurrence as to Borrower which individually or in the aggregate with any other such event, condition or occurrence and whether through the effect on Borrower's business, property, prospects, profits or condition (financial or otherwise) or otherwise could reasonably be expected to (a) result in, to the extent not fully covered by insurance, any liability, loss, forfeiture, penalty, costs, fine, expense, payment or other monetary obligation or loss of property of Borrower in excess of 10% of Borrower's consolidated shareholder's equity, determined in accordance with GAAP, as reflected in Borrower's then most recently prepared annual or quarterly financial statements, and/or (b) materially impair the ability of the Borrower to meet all of its Obligations to KS.

     "Obligations" shall mean the obligations of Borrower to pay the principal of and interest on the Revolving Loan Note and to satisfy and perform all of its other existing and future obligations, liabilities and indebtedness to KS, whether hereunder or, under any of the Loan Documents, and whether matured or unmatured, direct or contingent, joint or several, including, without limitation, any extensions, modifications, renewals thereof and substitutions therefor.


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     "Person"   shall   mean   any   individual,   corporation,   participation,
association, joint-stock company, trust, unincorporated organization, joint venture, court or government division or agency thereof.

     "Rate" shall mean the rate of interest specified in Section 2 of this Agreement.

     "Revolving Loan" shall mean the Revolving Loan facility established pursuant to Section 2 of this Agreement.

     "Revolving Loan Limit" shall mean $5,000,000.

     "Revolving Loan Note" shall mean the promissory note evidencing Borrower's obligation to repay the Revolving Loan.

     "Revolving Loan Termination Date" shall mean the second anniversary of the Closing Date or such other earlier date to which maturity is accelerated upon occurrence of an Event of Default under Section 6. KS and Borrower may (without obligation to do so) hereafter agree in writing to renew or extend the Revolving Loan Termination Date with the prior written consent of DE.

     SECTION 1.2 Terms Defined In Operating Agreement.

     In addition to the foregoing definitions, the following terms, when used herein, shall have the meanings given to them in the Operating Agreement:

     "Additional Capital Contributions"
     "Annual Budget"
     "Budget Year"
     "Capital Account"
     "Capital Contributions"
     "Member"
     "Preliminary Valuation"
     "Unit"

SECTION 2 THE REVOLVING LOAN.

     SECTION 2.01 Revolving Loan.

     Under and subject to the terms and conditions of this Agreement and within the Revolving Loan Limit and as requested by an authorized officer of Borrower from time to time through but not including the Revolving Loan Termination Date, KS hereby establishes a Revolving Loan facility (the "Revolving Loan") pursuant to which KS will make cash advances from time to time to or for the account of Borrower. Unless sooner terminated pursuant to any other provision of this Agreement, the Revolving Loan will terminate and the entire principal balance of the Revolving Loan, together with all unpaid accrued interest thereon, shall be repaid on the Revolving Loan Termination Date, without notice or demand. Each advance under the Revolving Loan shall be made or issued following the giving of notice by an authorized officer of Borrower to KS (which notice shall be given not later than five (5) Business Days preceding the Business Day on which such cash advance is required), specifying the date of borrowing and the amount thereof. Cash advances shall be in multiples of $100,000. Upon fulfillment of all applicable conditions to such advance set forth herein, KS will make such funds available to the Borrower by wire transfer of funds to an account designated by Borrower. The outstanding principal balance under the Revolving Loan may fluctuate from time to time, to be reduced by repayments made by Borrower, and to be increased by future loans, advances and extensions of credit which may be made by KS, to or for the benefit of Borrower. Contemporaneously herewith, Borrower will execute and deliver to KS the Revolving Loan Note to evidence Borrower's obligation to repay KS for all amounts due or which may become due in connection with the Revolving Loan.

     SECTION 2.02 Interest Rate and Payments of Interest.


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     (A)  Interest shall be calculated and paid as follows:

          (1) Interest on the principal balance of the Revolving Loan, from time to time outstanding, will accrue at a rate equal to the Prime Rate in effect from time to time plus one and one-half percentage points (1.5%) per annum (the "Rate"). For the purposes hereof, "Prime Rate" means the Prime Rate as published in the Wall Street Journal in the section entitled "Money Rates."

          (2) Each time the Prime Rate shall change, the Rate shall change contemporaneously with such change in the Prime Rate. Interest shall be calculated on the basis of a 365-day year, counting the actual number of days elapsed, and shall be payable semi-annually, in arrears, on the last day of each six month period during the term of the Revolving Loan.

     (B) If, at any time, the Rate shall be finally determined by any court of competent jurisdiction, governmental agency or tribunal to exceed the maximum rate of interest permitted by any applicable Laws, then, for such time as such Rate would be deemed excessive, application thereof shall be suspended and there shall be charged in lieu thereof the maximum rate of interest permissible under such Laws.

     SECTION 2.03 Payments to KS.

     All payments of interest on and principal of the Revolving Loan and all fees and all other sums payable to KS hereunder shall be paid directly to KS in immediately available funds, in United States currency. If any payment of principal of, or interest on the Revolving Loan provided for herein or any other amount due hereunder shall fall due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day and additional interest shall accrue and be payable for the period of such extension. Borrower may, at its option, prepay the accrued interest on, and principal of, the Revolving Loan from time to time and in whole or in part without penalty.

SECTION 3 CONDITIONS.

     The making of the Revolving Loan hereunder is subject to the following conditions precedent (all documents to be in form and substance satisfactory to KS and its counsel):

     SECTION 3.01 Documents Required for the Closing.

     The Borrower shall have duly executed and delivered to KS the following items on the Closing Date:

     (A)  This Agreement;

     (B)  The Revolving Loan Note; and

     (C) Each of the Collateral Documents, agreements, waivers, and statements required by Section 4 hereof.

     SECTION 3.02 Conditions for Advances.

     Each request for an advance under the Revolving Loan shall constitute a certification and affirmation that no Event of Default shall have occurred and be continuing, and no event shall have occurred and be continuing which, with the giving of notice or the passage of time, or both, could constitute an Event of Default.

SECTION 4 COLLATERAL SECURITY.

     SECTION 4.01 Collateral.


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     To secure  payment  and  performance  of the  Obligations,  Borrower  shall execute, deliver and fully perform the Security Agreement attached hereto as Exhibit A. The security interests, liens and rights granted by the Security Agreement in favor of KS shall be first and prior liens.

     4.02 Financing Statements.

     The Borrower shall execute and deliver to KS such financing statements as are necessary and appropriate to perfect KS's rights under the Security Agreement and shall pay or reimburse KS for all costs, fees and taxes associated with filing or recording such financing statements. Collectively, the Security Agreement and any financing statements are referred to as the "Collateral Documents."

SECTION 5 REPRESENTATIONS AND WARRANTIES.

     To induce KS to enter into this Agreement, Borrower represents and warrants to KS that:

     (A) The making and performance of the Loan Documents will not (immediately, with the passage of time, or with the giving of notice and the passage of time):

          (1) Violate, or result in a default under, any contract, agreement or instrument to which Borrower is a party or by which Borrower or its property is or may be bound, where the same would have a Material Adverse Effect, or

          (2) Result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of Borrower, except such as are in favor of KS;

     (B) Borrower has the power and authority to enter into and perform the Loan Documents and to incur the Obligations herein and therein provided for, and has taken all proper and necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents;

     (C) The Loan Documents, when executed and delivered will be, valid, binding and enforceable against Borrower in accordance with their respective terms, except to the extent that the enforceability thereof is limited by bankruptcy and similar laws and equitable principles affecting the rights of creditors generally;

     (D) There are no liens, security interests or other encumbrances on or affecting any of Borrower's personal or real property.

SECTION 6 DEFAULT.

     SECTION 6.01 Events of Default.

     Each of the following events shall constitute an Event of Default and upon the occurrence thereof KS shall thereupon have the option (which is not intended to diminish, alter or limit any other of KS' rights described in the Loan Documents or any related agreements and documents) (A) to declare Borrower in default under the Loan Documents, (B) to terminate any undertaking of KS in connection with the Revolving Loan, and/or (C) to declare all Obligations immediately due and payable, including, but not limited to, interest, principal, expenses, advances to protect KS' position and reasonable attorneys' fees to enforce the Loan Documents, and all related agreements and documents, and all of KS' rights hereunder and thereunder, all without demand, notice, presentment or protest, or further action of any kind:

     (A) Borrower fails to pay to KS within ten (10) days after its due date, any installment of interest or other charge payable hereunder or under any other of the Loan Documents, or Borrower fails to pay to KS on the Revolving Loan Termination Date, all unpaid principal and interest on the Revolving Loan.


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


     (B) Borrower fails to observe or perform any other material Obligation to be observed or performed by it hereunder or under any of the other Loan Documents, which failure, to the extent reasonably susceptible of cure, is not cured within thirty (30) days of the earlier of (i) the date on which Borrower has actual knowledge thereof and (ii) KS' giving Borrower written notice of the occurrence thereof.

     (C) Borrower becomes insolvent or generally fails to pay, or admits its inability to pay, debts as they become due or makes a general assignment for the benefit of any of its creditors.

     (D) Borrower applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian for Borrower or any of the property of Borrower or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower or for a substantial part of its property and is not discharged within sixty (60) days.

     (E) Any bankruptcy, reorganization, liquidation, dissolution or other case and proceeding under any bankruptcy or insolvency law is commenced in respect of Borrower and if such case or proceeding is not commenced by Borrower, it is consented to or acquiesced in by Borrower or remains for sixty (60) days undismissed.

     (F) A judgment creditor of Borrower shall obtain actual or constructive possession of any of Borrower's properties by any means, including, but without limitation, levy, distraint, replevin or self-help.

     SECTION 6.02 Remedies.

     After any acceleration of the Obligations, KS shall have in addition to the rights and remedies given it by the Loan Documents, all those allowed by all applicable laws.

SECTION 7 CONVERSION OF REVOLVING LOAN DEBT

     SECTION 7.01 Revolving Loan Debt Defined.

     As used in this Section 7, "Revolving Loan Debt" means the unpaid principal of, and accrued interest on, the Revolving Loan, together with all other amounts due from Borrower to KS pursuant to the Loan Documents.

     SECTION 7.02 Conversion.

     (A) KS shall have the right, exercisable in its discretion at any time, and from time to time, during the period beginning 365 calendar days after the Closing Date and continuing as long as any amount of Revolving Loan Debt is outstanding, to convert some, or all, of the then outstanding Revolving Loan Debt into a Capital Contribution and receive additional Units, but KS may not
(a) exercise  its right to convert more than once during any 180 day period,  or
(b) acquire Units upon any conversion to the extent it would cause DE to become a Class B Member as defined in the Operation Agreement. In order to exercise such conversion right, KS shall provide a written notice to Borrower and to DE, specifying the amount of outstanding Revolving Loan Debt that KS elects to convert to a Capital Contribution, which election may be subject to appraisal and modification rights, as described in Sections 7.02(B) and 7.02(C) below. The purchase price of the Units to be acquired by KS upon conversion shall be determined in accordance with Section 7.02(B). On the date the conversion is deemed completed, as hereinafter defined: (i) the amount in KS' Capital Account shall be adjusted to reflect the additional Capital Contribution; (ii) KS shall receive the additional Units based on the applicable Unit price; and (iii) the amount of Revolving Loan Debt shall be reduced by the amount converted. The conversion shall be deemed completed on the date of KS' written notice of conversion, unless KS has the right under Section 7.02(C) below to increase or decrease the amount of Revolving Loan Debt it elects to convert, in which event the conversion shall be deemed completed, or rescinded if applicable, on the date KS issues, or is deemed to have issued, its notice under Section 7.02(C). Promptly following the date conversion is deemed completed, Borrower shall issue a statement to each Member setting forth the Capital Contributions of each of the Members, and the number of Units held by each of the Members, both before, and after, giving effect to KS' additional Capital Contribution.




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


     (B) The price of the additional Units to be acquired by KS pursuant to each election under Section 7.02(A) shall be based upon the fair market value of Borrower as of the last day of the calendar month immediately preceding such election (the "Valuation Date") and shall be equal to whichever of the following amounts is stated to be applicable:

          (i) if an appraisal has been completed pursuant to Section 3.3 of the Operating Agreement and the date as of which the Company was appraised within ninety (90) days of the Valuation Date, then the issue price of Units specified in such appraisal shall be the applicable amount; or

          (ii) if an appraisal as described in (i) has not been completed then the price of Units shall be determined in accordance with the terms of Sections 3.3 and 3.4 of the Operating Agreement, in which event the Unit price determined by such appraisal shall be the applicable amount.

     (C) If the price of Units to be acquired by KS pursuant to Section 7.02(A) is determined by an appraisal pursuant to 7.02(B)(ii), then KS shall, by written notice, have the right to increase or decrease the amount of Revolving Loan Debt it elects to convert, including the right to elect not to convert any Revolving Loan Debt.

SECTION 8 DE CONSENT AND RIGHT TO CONTRIBUTE.

     SECTION 8.01 DE Consent.

     DE hereby consents to the execution, delivery and performance of this Agreement and all Collateral Documents and hereby approves all the terms of, and all transactions contemplated by, this Agreement.

     SECTION 8.02 DE Right to Purchase Additional Units.

     The parties to this Agreement agree that DE shall have the right, for a period of 120 days after the conversion is deemed completed in accordance with
Section 7.02, exercisable each time that KS exercises its right to convert Revolving Loan Debt and purchase Units as provided in Section 7 above, to purchase that number of additional Units which will result in DE owning the same proportion of total Units issued by Borrower after giving effect to the purchases of additional Units by KS and DE as DE owned prior to such purchases of additional Units by KS and DE. The purchase price of the Units acquired by DE pursuant to this Section shall be the same as the purchase price of the corresponding Units acquired by KS. In order to exercise this right, DE shall deliver a written notice to Borrower and KS indicating DE's exercise of the right and specifying the appropriate amount of money to be contributed and Units to be received. Upon Borrower's receipt of the appropriate additional Capital Contribution in cash, the Capital Account of DE , and the number of Units issued to DE, shall be adjusted accordingly. Borrower shall issue a statement to the Members, like the statement called for in Section 7.02(A), reflecting these changes in the Capital Account of, and Units held by, DE.

SECTION 9 MISCELLANEOUS.

     SECTION 9.01 Notices.

     Any notices or consents required or permitted by this Agreement or any of the Loan Documents shall be given as specified in Section 13.2 of the Operating Agreement except as otherwise provided in this Agreement.

     SECTION 9.02 Applicable Law.

     The substantive Laws of the Commonwealth of Pennsylvania shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

     SECTION 9.03 Binding Effect; Assignment; Entire Agreement; Modification.


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     This  Agreement may only be assigned to a Member.  Borrower has no right to assign any of its respective rights or Obligations hereunder without the prior written consent of KS. This Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement among the parties relating to the subject matter thereof. No modification or amendment hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

     SECTION 9.04 Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                            KULICKE AND SOFFA HOLDINGS, INC.


                                            By:
                                               ---------------------------------


                                            FLIP CHIP TECHNOLOGIES, INC.


                                            By:
                                               ---------------------------------

                                            DELCO ELECTRONICS CORPORATION


                                            By:
                                               ---------------------------------




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


                      CONVERTIBLE REVOLVING LOAN AGREEMENT


     THIS CONVERTIBLE REVOLVING LOAN AGREEMENT, dated as of October 30, 1997 (herein called the "Agreement"), is entered into between KULICKE AND SOFFA HOLDINGS, INC., a Delaware corporation ("KS"), FLIP CHIP TECHNOLOGIES, L.L.C. a Delaware Limited Liability Company ("Borrower") and DELCO ELECTRONICS CORPORATION, a Delaware corporation ("DE").

                                   WITNESSETH:

     A. Borrower was organized pursuant to an Operating Agreement dated as of February 28, 1996 (as same may be amended from time to time) (the "Operating Agreement") by and among KS, DE, and Kulicke & Soffa Industries, Inc. ("Kulicke & Soffa"), parent of KS. KS and DE are the sole members of Borrower.

     B. Borrower, KS and DE are parties to a Convertible Revolving Loan Agreement dated as of June 16, 1997 (the "First Loan Agreement"). In connection with the First Loan Agreement, Borrower executed a Revolving Loan Note dated June 16, 1997 and Borrower and KS executed a Security Agreement dated as of June 16, 1997 (the "Security Agreement").

     C. Borrower desires to borrow additional funds from KS and KS is willing to make additional loans and advances to Borrower under the terms and provisions hereinafter set forth.

     D. KS is willing to make the loans and advances contemplated by this Agreement on the condition that, at KS' election, some or all of the aggregate amounts owed to KS may be converted into a Capital Contribution to Borrower in the manner hereinafter provided. DE is willing to approve the transactions contemplated by this Agreement, including KS' right to convert its debt, on the condition that DE be allowed to make corresponding purchases of additional Units, in the manner hereinafter provided, whenever KS exercises its right to convert debt.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, covenant and agree as follows:

SECTION 1 DEFINITIONS

     SECTION 1.1 Terms Defined Herein.

     "Business Day" shall mean a day, other than a Saturday or Sunday, on which the parties are open for business.

     "Closing Date" shall mean the date of this Agreement.

     "Loan Documents" shall mean this Agreement, the Revolving Loan Note and the Collateral Documents to be executed and delivered to KS pursuant to the provisions hereof.

     "Material Adverse Effect" shall mean any specified event, condition or occurrence as to Borrower which individually or in the aggregate with any other such event, condition or occurrence and whether through the effect on Borrower's business, property, prospects, profits or condition (financial or otherwise) or otherwise could reasonably be expected to (a) result in, to the extent not fully covered by insurance, any liability, loss, forfeiture, penalty, costs, fine, expense, payment or other monetary obligation or loss of property of Borrower in excess of 10% of Borrower's consolidated shareholder's equity, determined in accordance with GAAP, as reflected in Borrower's then most recently prepared annual or quarterly financial statements, and/or (b) materially impair the ability of the Borrower to meet all of its Obligations to KS.

     "Obligations" shall mean the obligations of Borrower to pay the principal of and interest on the Revolving Loan Note and to satisfy and perform all of its other existing and future obligations, liabilities and indebtedness to KS,


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


whether hereunder or, under any of the Loan Documents, and whether matured or unmatured, direct or contingent, joint or several, including, without limitation, any extensions, modifications, renewals thereof and substitutions therefor.

     "Person"   shall   mean   any   individual,   corporation,   participation,
association, joint-stock company, trust, unincorporated organization, joint venture, court or government division or agency thereof.

     "Rate" shall mean the rate of interest specified in Section 2 of this Agreement.

     "Revolving Loan" shall mean the Revolving Loan facility established pursuant to Section 2 of this Agreement.

     "Revolving Loan Limit" shall mean $5,000,000.

     "Revolving Loan Note" shall mean the promissory note evidencing Borrower's obligation to repay the Revolving Loan.

     "Revolving Loan Termination Date" shall mean the second anniversary of the Closing Date or such other earlier date to which maturity is accelerated upon occurrence of an Event of Default under Section 6. KS and Borrower may (without obligation to do so) hereafter agree in writing to renew or extend the Revolving Loan Termination Date with the prior written consent of DE.

     SECTION 1.2 Terms Defined In Operating Agreement.

     In addition to the foregoing definitions, the following terms, when used herein, shall have the meanings given to them in the Operating Agreement:

     "Additional Capital Contributions"
     "Annual Budget"
     "Budget Year"
     "Capital Account"
     "Capital Contributions"
     "Member"
     "Preliminary Valuation"
     "Unit"

SECTION 2 THE REVOLVING LOAN

     SECTION 2.1 Revolving Loan.

     Under and subject to the terms and conditions of this Agreement and within the Revolving Loan Limit and as requested by an authorized officer of Borrower from time to time through but not including the Revolving Loan Termination Date, KS hereby establishes a Revolving Loan facility (the "Revolving Loan") pursuant to which KS will make cash advances from time to time to or for the account of Borrower. Unless sooner terminated pursuant to any other provision of this Agreement, the Revolving Loan will terminate and the entire principal balance of the Revolving Loan, together with all unpaid accrued interest thereon, shall be repaid on the Revolving Loan Termination Date, without notice or demand. Each advance under the Revolving Loan shall be made or issued following the giving of notice by an authorized officer of Borrower to KS (which notice shall be given not later than five (5) Business Days preceding the Business Day on which such cash advance is required), specifying the date of borrowing and the amount thereof. Cash advances shall be in multiples of $100,000. Upon fulfillment of all applicable conditions to such advance set forth herein, KS will make such funds available to the Borrower by wire transfer of funds to an account designated by Borrower. The outstanding principal balance under the Revolving Loan may fluctuate from time to time, to be reduced by repayments made by Borrower, and to be increased by future loans, advances and extensions of credit which may be made by KS, to or for the benefit of Borrower. Contemporaneously herewith, Borrower will execute and deliver to KS the Revolving Loan Note to evidence Borrower's obligation to repay KS for all amounts due or which may become due in connection with the Revolving Loan.

     SECTION 2.2 Interest Rate and Payments of Interest.

     (A) Interest shall be calculated and paid as follows:

          (1) Interest on the principal balance of the Revolving Loan, from time to time outstanding, will accrue at a rate equal to the Prime Rate in effect from time to time plus one and one-half percentage points (1.5%) per annum (the "Rate"). For the purposes hereof, "Prime Rate" means the Prime Rate as published in the Wall Street Journal in the section entitled "Money Rates."

          (2) Each time the Prime Rate shall change, the Rate shall change contemporaneously with such change in the Prime Rate. Interest shall be calculated on the basis of a 365-day year, counting the actual number of days elapsed, and shall be payable on the Revolving Loan Termination Date.

     (B) If, at any time, the Rate shall be finally determined by any court of competent jurisdiction, governmental agency or tribunal to exceed the maximum rate of interest permitted by any applicable Laws, then, for such time as such Rate would be deemed excessive, application thereof shall be suspended and there shall be charged in lieu thereof the maximum rate of interest permissible under such Laws.

SECTION 2.3 Payments to KS.

     All payments of interest on and principal of the Revolving Loan and all fees and all other sums payable to KS hereunder shall be paid directly to KS in immediately available funds, in United States currency. If any payment of principal of, or interest on the Revolving Loan provided for herein or any other amount due hereunder shall fall due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day and additional interest shall accrue and be payable for the period of such extension. Borrower may, at its option, prepay the accrued interest on, and principal of, the Revolving Loan from time to time and in whole or in part without penalty.

SECTION 3 CONDITIONS

     The making of the Revolving Loan hereunder is subject to the following conditions precedent (all documents to be in form and substance satisfactory to KS and its counsel):

     SECTION 3.1 Documents Required for the Closing.

     The Borrower shall have duly executed and delivered to KS the following items on the Closing Date:

     (A)  This Agreement;

     (B)  The Revolving Loan Note;

     (C) The Amendment to the First Loan Agreement attached hereto as Exhibit B; and

     (D) Each of the Collateral Documents, agreements, waivers, and statements required by Section 4 hereof.

     SECTION 3.2 Conditions for Advances.

     Each request for an advance under the Revolving Loan shall constitute a certification and affirmation that no Event of Default shall have occurred and be continuing, and no event shall have occurred and be continuing which, with the giving of notice or the passage of time, or both, could constitute an Event of Default.

SECTION 4 COLLATERAL SECURITY

     SECTION 4.1 Collateral.

     To secure payment and performance of the Obligations, Borrower shall execute, deliver and fully perform the Amended and Restated Security Agreement attached hereto as Exhibit A. The security interests, liens and rights granted by the Amended and Restated Security Agreement in favor of KS shall be first and prior liens.

     SECTION 4.2 Financing Statements.

     The Borrower shall execute and deliver to KS such financing statements as are necessary and appropriate to perfect KS' rights under the Amended and Restated Security Agreement and shall pay or reimburse KS for all costs, fees and taxes associated with filing or recording such financing statements. Collectively, the Amended and Restated Security Agreement and any financing statements are referred to as the "Collateral Documents."

SECTION 5 REPRESENTATIONS AND WARRANTIES

     To induce KS to enter into this Agreement, Borrower represents and warrants to KS that:

     (A) The making and performance of the Loan Documents will not (immediately, with the passage of time, or with the giving of notice and the passage of time):

          (1) Violate, or result in a default under, any contract, agreement or instrument to which Borrower is a party or by which Borrower or its property is or may be bound, where the same would have a Material Adverse Effect, or

          (2) Result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of Borrower, except such as are in favor of KS;

     (B) Borrower has the power and authority to enter into and perform the Loan Documents and to incur the Obligations herein and therein provided for, and has taken all proper and necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents;

     (C) The Loan Documents, when executed and delivered will be, valid, binding and enforceable against Borrower in accordance with their respective terms, except to the extent that the enforceability thereof is limited by bankruptcy and similar laws and equitable principles affecting the rights of creditors generally;

     (D) There are no liens, security interests or other encumbrances on or affecting any of Borrower's personal or real property other than those granted KS under the Security Agreement and the Amended and Restated Security Agreement.

SECTION 6 DEFAULT

     SECTION 6.1 Events of Default.

     Each of the following events shall constitute an Event of Default and upon the occurrence thereof KS shall thereupon have the option (which is not intended to diminish, alter or limit any other of KS' rights described in the Loan Documents or any related agreements and documents) (A) to declare Borrower in default under the Loan Documents, (B) to terminate any undertaking of KS in connection with the Revolving Loan, and/or (C) to declare all Obligations immediately due and payable, including, but not limited to, interest, principal, expenses, advances to protect KS' position and reasonable attorneys' fees to enforce the Loan Documents, and all related agreements and documents, and all of KS' rights hereunder and thereunder, all without demand, notice, presentment or protest, or further action of any kind:

     (A) Borrower fails to pay to KS within ten (10) days after its due date, any installment of interest or other charge payable hereunder or under any other of the Loan Documents, or Borrower fails to pay to KS on the Revolving Loan Termination Date, all unpaid principal and interest on the Revolving Loan.

     (B) Borrower fails to observe or perform any other material Obligation to be observed or performed by it hereunder or under any of the other Loan Documents, which failure, to the extent reasonably susceptible of cure, is not cured within thirty (30) days of the earlier of (i) the date on which Borrower has actual knowledge thereof and (ii) KS' giving Borrower written notice of the occurrence thereof.

     (C) Borrower becomes insolvent or generally fails to pay, or admits its inability to pay, debts as they become due or makes a general assignment for the benefit of any of its creditors.

     (D) Borrower applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian for Borrower or any of the property of Borrower or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower or for a substantial part of its property and is not discharged within sixty (60) days.

     (E) Any bankruptcy, reorganization, liquidation, dissolution or other case and proceeding under any bankruptcy or insolvency law is commenced in respect of Borrower and if such case or proceeding is not commenced by Borrower, it is consented to or acquiesced in by Borrower or remains for sixty (60) days undismissed.

     (F) A judgment creditor of Borrower shall obtain actual or constructive possession of any of Borrower's properties by any means, including, but without limitation, levy, distraint, replevin or self-help.

     (G) The occurrence of an Event of Default under the First Loan Agreement.

     SECTION 6.2 Remedies.

     After any acceleration of the Obligations, KS shall have in addition to the rights and remedies given it by the Loan Documents, all those allowed by all applicable laws.

SECTION 7 CONVERSION OF REVOLVING LOAN DEBT

     SECTION 7.1 Revolving Loan Debt Defined.

     As used in this Section 7, "Revolving Loan Debt" means the unpaid principal of, and accrued interest on, the Revolving Loan, together with all other amounts due from Borrower to KS pursuant to the Loan Documents.

     SECTION 7.2 Conversion.

     (A) KS shall have the right, exercisable in its discretion at any time, and from time to time during the period beginning on June 16, 1998 and continuing as long as any amount of Revolving Loan Debt is outstanding, to convert some, or all, of the then outstanding Revolving Loan Debt into a Capital Contribution and receive additional Units. In order to exercise such conversion right, KS shall provide a written notice to Borrower and to DE, specifying the amount of outstanding Revolving Loan Debt that KS elects to convert to a Capital Contribution, which election may be subject to appraisal and modification rights, as described in Sections 7.2(B) and 7.2(C) below. The purchase price of the Units to be acquired by KS upon conversion shall be determined in accordance with Section 7.2(B). On the date the conversion is deemed completed, as hereinafter defined: (i) the amount in KS' Capital Account shall be adjusted to reflect the additional Capital Contribution; (ii) KS shall receive the additional Units based on the applicable Unit price; and (iii) the amount of Revolving Loan Debt shall be reduced by the amount converted. The conversion shall be deemed completed on the date of KS' written notice of conversion, unless KS has the right under Section 7.2(C) below to increase or decrease the amount of Revolving Loan Debt it elects to convert, in which event the conversion shall be deemed completed, or rescinded if applicable, on the date KS issues, or is deemed to have issued, its notice under Section 7.2(C). Promptly following the date conversion is deemed completed, Borrower shall issue a statement to each Member setting forth the Capital Contributions of each of the Members, and the number of Units held by each of the Members, both before, and after, giving effect to KS' additional Capital Contribution.

     (B) The price of the additional Units to be acquired by KS pursuant to each election under Section 7.2(A) shall be based upon the fair market value of Borrower as of the last day of the calendar month immediately preceding such election (the "Valuation Date") and shall be equal to whichever of the following amounts is stated to be applicable:

          (i) if an appraisal has been completed pursuant to Section 3.3 of the Operating Agreement and the date as of which the Company was appraised within ninety (90) days of the Valuation Date, then the issue price of Units specified in such appraisal shall be the applicable amount; or

          (ii) if an appraisal as described in (i) has not been completed then the price of Units shall be determined in accordance with the terms of Sections 3.3 and 3.4 of the Operating Agreement, in which event the Unit price determined by such appraisal shall be the applicable amount.

     (C) If the price of Units to be acquired by KS pursuant to Section 7.2(A) is determined by an appraisal pursuant to 7.2(B)(ii), then KS shall, by written notice, have the right to increase or decrease the amount of Revolving Loan Debt it elects to convert, including the right to elect not to convert any Revolving Loan Debt.

     (D) If KS exercises its conversion rights pursuant to this Section, and if, within thirty (30) days thereafter, DE provides written notice to KS of DE's good faith intention to seek management approval to exercise its rights under
Section 8.2 so as to avoid becoming a Class B Member, then the determination of whether DE becomes a Class B Member shall not be made until after: (i) the issuance of additional Units to DE pursuant to Section 8.2; or (ii) if DE, for whatever reason, does not exercise its right to acquire additional Units pursuant to Section 8.2, upon the expiration of the ninety (90) day period specified therein.

SECTION 8 DE CONSENT AND RIGHT TO CONTRIBUTE

     SECTION 8.1 DE Consent.

     DE hereby consents to the execution, delivery and performance of this Agreement and all Collateral Documents and hereby approves all the terms of, and all transactions contemplated by, this Agreement.

     SECTION 8.2 DE Right to Purchase Additional Units.

     The parties to this Agreement agree that DE shall have the right, for a period of 90 days after the conversion is deemed completed in accordance with
Section 7.2, exercisable each time that KS exercises its right to convert Revolving Loan Debt and purchase Units as provided in Section 7 above, to purchase a number of additional Units up to, but not exceeding, that number of additional Units which will result in DE owning the same proportion of total Units issued by Borrower after giving effect to the purchases of additional Units by KS and DE as DE owned prior to such purchases of additional Units by KS and DE. The purchase price of the Units acquired by DE pursuant to this Section shall be the same as the purchase price of the corresponding Units acquired by KS. In order to exercise this right, DE shall deliver a written notice to Borrower and KS indicating DE's exercise of the right and specifying the appropriate amount of money to be contributed and Units to be received. Upon Borrower's receipt of the appropriate additional Capital Contribution in cash, the Capital Account of DE, and the number of Units issued to DE, shall be adjusted accordingly. Borrower shall issue a statement to the Members, like the statement called for in Section 7.2(A), reflecting these changes in the Capital Account of, and Units held by, DE.

SECTION 9 MISCELLANEOUS

     SECTION 9.1 Notices.

     Any notices or consents required or permitted by this Agreement or any of the Loan Documents shall be given as specified in Section 13.2 of the Operating Agreement except as otherwise provided in this Agreement.

     SECTION 9.2 Applicable Law.

     The substantive Laws of the Commonwealth of Pennsylvania shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

     SECTION 9.3 Binding Effect; Assignment; Entire Agreement; Modification.

     This Agreement may only be assigned to a Member. Borrower has no right to assign any of its respective rights or Obligations hereunder without the prior written consent of KS. This Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement among the parties relating to the subject matter thereof. No modification or amendment hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

     SECTION 9.4 Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                           KULICKE AND SOFFA HOLDINGS, INC.


                                           By:
                                              ----------------------------------

                                           FLIP CHIP TECHNOLOGIES, INC.


                                           By:
                                              ----------------------------------


                                           DELCO ELECTRONICS CORPORATION


                                           By:
                                              ----------------------------------

                           CONVERTIBLE LOAN AGREEMENT

     THIS CONVERTIBLE LOAN AGREEMENT, dated as of February 18, 1998 (herein called the "Agreement"), is entered into between KULICKE AND SOFFA HOLDINGS, INC., a Delaware corporation ("KS"), FLIP CHIP TECHNOLOGIES, L.L.C. a Delaware Limited Liability Company ("Borrower") and DELCO ELECTRONICS CORPORATION, a Delaware corporation ("DE").

                                   WITNESSETH:

     A. Borrower was organized pursuant to an Operating Agreement dated as of February 28, 1996 (as same may be amended from time to time; the "Operating Agreement") by and among KS, DE, and Kulicke & Soffa Industries, Inc. ("Kulicke & Soffa"), parent of KS. KS and DE are the sole members of Borrower.

     B. Borrower, KS and DE (collectively, the "Parties") are parties to a Convertible Revolving Loan Agreement dated as of June 16, 1997 (the "First Loan Agreement") and a Convertible Revolving Loan Agreement dated as of October 30, 1997 (the "Second Loan Agreement"). In connection with the First Loan Agreement, Borrower and KS executed a Security Agreement dated as of June 16, 1997 which was amended and restated in its entirety in connection with the Second Loan Agreement by an Amended and Restated Security Agreement dated as of October 30, 1997 (the "Amended and Restated Security Agreement").

     C. Borrower desires to borrow additional funds from KS, and KS is willing to make additional loans and advances to Borrower under the terms and provisions of this Agreement.

     D. Borrower desires that the current DE accounts receivable for owed to DE by Borrower be converted to an Accounts Receivable Loan from DE to Borrower and that future accounts payable to be paid to DE by Borrower be added to the Accounts Receivable Loan amount, and DE is willing to establish such loan and to have the future accounts receivable added to the such Accounts Receivable Loan under the terms and provisions of this Agreement.

     E. KS is willing to make the loans and advances contemplated by this Agreement on the condition that, at KS' election as hereinafter set forth, some or all of the aggregate amounts owed to KS may be converted into a Capital Contribution to Borrower in the manner hereinafter provided. DE is willing to approve and agree to the transactions contemplated by this Agreement, including KS' right to convert its loans and advances into a Capital Contribution to Borrower on the condition that DE, at its election, will either be paid in full by Borrower the then outstanding Accounts Receivable Loan, plus accrued interest, or DE may elect, as set forth in this Agreement, that some or all of the aggregate amount owed to DE for its Accounts Receivable Loan may be converted into a Capital Contribution to Borrower as provided herein.

     NOW, THEREFORE, the Parties , intending to be legally bound, covenant and agree as follows:

                                    AGREEMENT

SECTION 1 DEFINITIONS

     SECTION 1.1 Terms Defined Herein.

     "Accounts Receivable" shall mean the Current Accounts Receivable (as hereinafter defined) owed and unpaid to DE and the future accounts receivable to be invoiced to Borrower for ongoing engineering support services provided by DE pursuant to Article 3, Section 3.5 of the Technology Transfer Agreement (as hereinafter defined). For the purposes of this Agreement, the term "Accounts Receivable" shall not include any royalty or licensing payments that DE is to receive from the Borrower under the Technology Transfer Agreement.

     "Accounts Receivable Loan" shall mean the Accounts Receivable Loan facility established pursuant to Section 2.2 of this Agreement.

     "Accounts  Receivable  Loan Debt" shall have the meaning defined in Section
7.3 of this Agreement.

     "Accounts Receivable Loan Note" shall mean the promissory note, attached hereto as Exhibit E, evidencing Borrower's obligation to repay the Accounts Receivable Loan.

     "Accounts Receivable Loan Termination Date" shall mean the date that KS is paid in full (not including conversion to equity) for its First Loan Agreement and its Second Loan Agreement, the date that a conversion of the Revolving Loan Debt is deemed complete in accordance with Section 7.2 of this Agreement or such other earlier date to which maturity is accelerated upon the occurrence of an Event of Default under Section 6.1. DE and Borrower may (without any obligation to do so) hereafter agree in writing to renew or extend the Accounts Receivable Loan Termination Date with the prior written consent of KS.

     "Business Day" shall mean a day, other than a Saturday or Sunday, on which the Parties are open for business.

     "Closing Date" shall mean the date of this Agreement.

     "Collateral Documents" shall have the meaning defined in Section 4.2 of this Agreement.

     "Current Accounts Receivable" shall mean $809,384.56, which is the current accounts receivable amount owed by Borrower to DE and unpaid as of the Closing Date.

     "Event of Default" shall have the meaning defined in Section 6.1 of this Agreement.

     "First Loan Agreement" shall have the meaning defined in Recital B of this Agreement.

     "GAAP" shall mean generally accepted accounting principles consistently applied.

     "Loan Documents" shall mean this Agreement and all documents to be executed and delivered to KS and DE pursuant to the provisions of Section 3.1 hereof, including the Collateral Documents.

     "Material Adverse Effect" shall mean any specified event, condition or occurrence as to Borrower which individually or in the aggregate with any other such event, condition or occurrence and whether through the effect on Borrower's business, property, prospects, profits or condition (financial or otherwise) or otherwise could reasonably be expected to (a) result in, to the extent not fully covered by insurance, any liability, loss, forfeiture, penalty, costs, fine, expense, payment or other monetary obligation or loss of property of Borrower in excess of 10% of Borrower's consolidated shareholder's equity, determined in accordance with GAAP, as reflected in Borrower's then most recently prepared annual or quarterly financial statements, and/or (b) materially impair the ability of the Borrower to meet all of its Obligations to KS and DE.

     "Obligations" shall mean the obligations of Borrower to pay the principal of and interest on the Revolving Loan Note and the obligations of Borrower to pay the principal and interest on the Accounts Receivable Loan Note and to satisfy and perform all of its other existing and future obligations, liabilities and indebtedness to KS and DE, whether hereunder or, under any of the Loan Documents, and whether matured or unmatured, direct or contingent, joint or several, including, without limitation, any extensions, modifications, renewals thereof and substitutions therefor.

     "Person"   shall   mean   any   individual,   corporation,   participation,
association, joint-stock company, trust, unincorporated organization, joint venture, court or government division or agency thereof.

     "Prime Rate" shall have the meaning defined in Section 2.3 of this Agreement.

     "Rate" shall mean the rate of interest specified in Section 2 of this Agreement.

     "Revolving Loan" shall mean the Revolving Loan facility established pursuant to Section 2.1 of this Agreement.

     "Revolving Loan Debt" shall have the meaning defined in Section 7.1 of this Agreement.

     "Revolving Loan Limit" shall mean $12,000,000.

     "Revolving Loan Note" shall mean the promissory note, attached hereto as Exhibit D, evidencing Borrower's obligation to repay the Revolving Loan.

     "Revolving Loan Termination Date" shall mean the second anniversary of the Closing Date or such other earlier date to which maturity is accelerated upon the occurrence of an Event of Default under Section 6. KS and Borrower may (without any obligation to do so) hereafter agree in writing to renew or extend the Revolving Loan Termination Date with the prior written consent of DE.

     "Second Loan Agreement" shall have the meaning defined in Recital B of this Agreement.

     "Technology   Transfer   Agreement"  shall  mean  the  Technology  Transfer
Agreement by and between DE and the Borrower, which was dated and signed on February 28, 1996.

     "Valuation Date" shall have the meaning defined in Section 7.2(B) of this Agreement.

     SECTION 1.2 Terms Defined In Operating Agreement.

     In addition to the foregoing definitions, the following terms, when used herein, shall have the meanings given to them in the Operating Agreement:

     "Additional Capital Contributions"
     "Annual Budget"
     "Budget Year"
     "Capital Account"
     "Capital Contributions"
     "Member"
     "Preliminary Valuation"
     "Unit"

SECTION 2 THE REVOLVING LOAN and THE ACCOUNTS RECEIVABLE LOAN

     SECTION 2.1 Revolving Loan.

     Under and subject to the terms and conditions of this Agreement and within the Revolving Loan Limit and as requested by an authorized officer of Borrower from time to time through but not including the Revolving Loan Termination Date, KS hereby establishes a Revolving Loan facility (the "Revolving Loan") pursuant to which KS will make cash advances from time to time to or for the account of Borrower. Unless sooner terminated pursuant to any other provision of this Agreement, the Revolving Loan will terminate and the entire principal balance of the Revolving Loan, together with all unpaid accrued interest thereon, shall be repaid, without notice or demand, on the Revolving Loan Termination Date. Each advance under the Revolving Loan shall be made or issued following the giving of notice by an authorized officer of Borrower to KS (which notice shall be given not later than five (5) Business Days preceding the Business Day on which such cash advance is required), specifying the date of borrowing and the amount thereof. Cash advances shall be in multiples of $100,000. Upon fulfillment of all applicable conditions to such advance set forth herein, KS will make such funds available to the Borrower by wire transfer of funds to an account designated by Borrower. The outstanding principal balance under the Revolving Loan may fluctuate from time to time, to be reduced by repayments made by Borrower, and to be increased by future loans, advances and extensions of credit which may be made by KS, to or for the benefit of Borrower. Contemporaneously herewith, Borrower will execute and deliver to KS the Revolving Loan Note to evidence Borrower's obligation to repay KS for all amounts due or which may become due in connection with the Revolving Loan.

     SECTION 2.2 Accounts Receivable Loan.

     Under and subject to the terms and conditions of this Agreement and as requested by an authorized officer of Borrower from time to time through but not including the Accounts Receivable Loan Termination Date, DE hereby establishes an Accounts Receivable Loan facility (the "Accounts Receivable Loan") pursuant to which DE will continue to provide and perform ongoing engineering support services to assist Borrower in accordance with Article 3, Section 3.5 of the Technology Transfer Agreement. DE will invoice Borrower for those services in accordance with the Article 3, Section 3.5 of the Technology Transfer Agreement with those future invoice amounts to be added to the Current Accounts Receivable, subject to Borrower's right to dispute DE's invoiced amounts as provided in the Technology Transfer Agreement or the applicable law. Unless sooner terminated pursuant to any other provision of this Agreement, the Accounts Receivable Loan will terminate and the entire principal balance of the Accounts Receivable Loan, together with all unpaid accrued interest thereon, shall be repaid, without notice or demand on the Accounts Receivable Loan Termination Date. Borrower hereby acknowledges and agrees that it shall repay in full the Accounts Receivable Loan plus accrued interest before using any cash funds to expand its facilities. Interest shall begin accruing on the Current Accounts Receivable as of the Closing Date and interest shall begin accruing on each future unpaid invoice thirty (30) days after Borrower receives the invoice. The outstanding principal balance under the Accounts Receivable Loan shall be as of the date of this Agreement shall be in the initial principal sum of $809,384.56, which balance may fluctuate from time to time, to be reduced by repayments made by Borrower, and to be increased by future invoices submitted to Borrower for payment. Contemporaneously herewith, Borrower will execute and deliver to DE the Accounts Receivable Loan Note to evidence Borrower's obligation to repay DE for all amounts due or which may become due in connection with the Accounts Receivable Loan.

     SECTION 2.3 Interest Rate and Payments of Interest.

     (A) Interest shall be calculated and paid as follows:

          (1) Interest on the principal balance of the Revolving Loan and the Accounts Receivable Loan, from time to time outstanding, will accrue at a rate equal to the Prime Rate in effect from time to time plus one and one-half percentage points (1.5%) per annum (the "Rate"). For the purposes hereof, "Prime Rate" means the Prime Rate as published in the Wall Street Journal in the section entitled "Money Rates."

          (2) Each time the Prime Rate shall change, the Rate shall change contemporaneously with such change in the Prime Rate. Interest shall be calculated on the basis of a 365-day year, counting the actual number of days elapsed, and shall be payable on the Revolving Loan Termination Date and the Accounts Receivable Loan Termination Date.

     (B) If, at any time, the Rate shall be finally determined by any court of competent jurisdiction, governmental agency or tribunal to exceed the maximum rate of interest permitted by any applicable Laws, then, for such time as such Rate would be deemed excessive, application thereof shall be suspended and there shall be charged in lieu thereof the maximum rate of interest permissible under such Laws.

     SECTION 2.4 Payments to KS and DE.

     All payments of interest on and principal of the Revolving Loan and the Accounts Receivable Loan and all fees and all other sums payable to KS and DE hereunder shall be paid directly to KS and DE in immediately available funds, in United States dollars. If any payment of principal of, or interest on the Revolving Loan or the Accounts Receivable Loan provided for herein or any other amount due hereunder shall fall due on a day which is not a Business

Day, then such due date shall be extended to the next succeeding Business Day and additional interest shall accrue and be payable for the period of such extension. Borrower may, at its option, prepay the accrued interest on, and principal of, the Revolving Loan and the Accounts Receivable Loan from time to time and in whole or in part without penalty.

SECTION 3 CONDITIONS

     The making of the Revolving Loan and the Accounts Receivable Loan hereunder is subject to the following conditions precedent (all documents to be in form and substance satisfactory to KS and its counsel and DE and its counsel):

     SECTION 3.1 Documents Required for the Closing.

     The Borrower shall have duly executed and delivered to KS and DE the following items on the Closing Date:

     (A) This Agreement;

     (B) The Revolving Loan Note, attached hereto as Exhibit D;

     (C) The Amendment to the First Loan Agreement attached hereto as Exhibit B;

     (D) The Amendment to the Second Loan Agreement attached hereto as Exhibit C; and

     (E) The Accounts Receivable Loan Note, attached hereto as Exhibit E;

     ( F) Each of the Collateral Documents required by Section 4 hereof.

     SECTION 3.2 Conditions for Advances.

     Each request for an advance under the Revolving Loan shall constitute a certification and affirmation that no Event of Default shall have occurred and be continuing, and no event shall have occurred and be continuing which, with the giving of notice or the passage of time, or both, could constitute an Event of Default.

     SECTION 3.3 Conditions for Future Accounts Receivable

     Each request by Borrower for ongoing engineering support services shall constitute a certification and affirmation that no Event of Default shall have occurred and be continuing, and no event shall have occurred and be continuing which, with the giving of notice or the passage of time, or both, could constitute an Event of Default.

SECTION 4 COLLATERAL SECURITY

     SECTION 4.1 Collateral.

     To secure the payment and performance of all its Obligations, Borrower shall execute, deliver and fully perform the Amendment to Amended and Restated Security Agreement attached hereto as Exhibit A (the "Security Agreement Amendment"). The security interests, liens and rights granted by the Amended and Restated Security Agreement, as amended by the Security Agreement Amendment, in favor of KS shall be first and prior liens, and all payments, recoveries and proceeds derived therefrom, after satisfaction in full of the "Obligations" as defined in the First Loan Agreement and the "Obligations" as defined in the Second Loan Agreement, shall be shared ratably by KS and DE in accordance with their respective interests, as measured and evidenced by the outstanding principal loan balances owed to KS and DE from time to time on the Revolving Loan and the Accounts Receivable Loan, respectively.

     SECTION 4.2 Financing Statements.

     The Borrower shall execute and deliver to KS such financing statements as are necessary and appropriate to perfect KS' rights and interests under the Security Agreement Amendment and Borrower shall pay or reimburse KS for all costs, fees and taxes associated with filing or recording such financing statements. Collectively, the Security Agreement Amendment and any financing statements are referred to as the "Collateral Documents."

SECTION 5 REPRESENTATIONS AND WARRANTIES

     To induce KS and DE to enter into this Agreement, Borrower represents and warrants to KS and DE that:

     (A) The making and performance of the Loan Documents will not (immediately, with the passage of time, or with the giving of notice and the passage of time):

          (1) Violate, or result in a default under, any contract, agreement or instrument to which Borrower is a party or by which Borrower or its property is or may be bound, where the same would have a Material Adverse Effect, or

          (2) Result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of Borrower, except such as are in favor of KS and DE;

     (B) Borrower has the power and authority to enter into and perform the Loan Documents and to incur the Obligations herein and therein provided for, and has taken all proper and necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents;

     (C) The Loan Documents, when executed and delivered will be, valid, binding and enforceable against Borrower in accordance with their respective terms, except to the extent that the enforceability thereof is limited by bankruptcy and similar laws and equitable principles affecting the rights of creditors generally;

     (D) There are no liens, security interests or other encumbrances on or affecting any of Borrower's personal or real property other than those granted KS under the Collateral Documents.

SECTION 6 DEFAULT

     SECTION 6.1 Events of Default.

     Each of the following events shall constitute an Event of Default, and, upon the occurrence of any Event of Default KS or DE, as applicable, shall have the option (which is not intended to diminish, alter or limit any other of KS' or DE's rights described in the Loan Documents or any related agreements and documents): (A) to declare Borrower in default under the Loan Documents, (B) to terminate any undertaking of KS in connection with the Revolving Loan or to terminate any undertaking of DE in connection with the Accounts Receivable Loan, and/or (C) to declare all Obligations of Borrower to the party declaring an Event of Default (the "Declaring Party") immediately due and payable, including, but not limited to, interest, principal, expenses, advances to protect the Declaring Party's position and reasonable attorneys' fees to enforce the Loan Documents, and all related agreements and documents, and all of the Declaring Party's rights hereunder and thereunder, all without demand, notice, presentment or protest, or further action of any kind:

     (A) Borrower fails to pay to the Declaring Party within ten (10) days after its due date, any installment of interest or other charge payable hereunder or under any other of the Loan Documents, or Borrower fails to pay to the

Declaring Party on the due date, all unpaid principal and interest on the Revolving Loan or the Accounts Receivable Loan, as applicable.

     (B) Borrower fails to observe or perform any other material Obligation owed to the Declaring Party to be observed or performed by it hereunder or under any of the other Loan Documents, which failure, to the extent reasonably susceptible of cure, is not cured within thirty (30) days of the earlier of (i) the date on which Borrower has actual knowledge thereof and (ii) the Declaring Party giving Borrower written notice of the occurrence thereof.

     (C) Borrower becomes insolvent or generally fails to pay, or admits its inability to pay, debts as they become due or makes a general assignment for the benefit of any of its creditors.

     (D) Borrower applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian for Borrower or any of the property of Borrower or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower or for a substantial part of its property and is not discharged within sixty (60) days.

     (E) Any bankruptcy, reorganization, liquidation, dissolution or other case and proceeding under any bankruptcy or insolvency law is commenced in respect of Borrower and if such case or proceeding is not commenced by Borrower, it is consented to or acquiesced in by Borrower or remains undismissed for a period of sixty (60) days.

     (F) A judgment creditor of Borrower shall obtain actual or constructive possession of any of Borrower's properties by any means, including, but without limitation, levy, distraint, replevin or self-help.

     (G) Any Event of Default as defined in the First Loan Agreement or the Second Loan Agreement, such an Event of Default may only be declared by KS.

     SECTION 6.2 Remedies.

     After any acceleration of the Obligations, KS and DE shall have in addition to the rights and remedies given it by the Loan Documents, all those rights and remedies allowed by any and all applicable laws.

SECTION 7 CONVERSION OF LOAN DEBT

     SECTION 7.1 Revolving Loan Debt Defined.

     As used in this Agreement, "Revolving Loan Debt" shall mean the unpaid principal of, and accrued interest on, the Revolving Loan, together with all other amounts due from Borrower to KS pursuant to the Loan Documents.

     SECTION 7.2 Conversion of Revolving Loan Debt.

     (A) KS shall have the right, beginning on the Closing Date and continuing as long as any amount of the Revolving Loan Debt is outstanding, to convert some, or all, of the then outstanding Revolving Loan Debt into a Capital Contribution and receive additional Units; provided, however, that KS' right to convert its Revolving Loan Debt may only be exercised no more frequently than once every one hundred eighty (180) days after the Closing Date. In order to exercise such conversion right, KS shall provide a written notice to Borrower and to DE, specifying the amount of outstanding Revolving Loan Debt that KS elects to convert to a Capital Contribution, which election may be subject to appraisal and modification rights, as described in Sections 7.2(B) and 7.2(C) below. The purchase price of the Units to be acquired by KS upon conversion shall be determined in accordance with Section 7.2(B). On the date the conversion is deemed completed, as provided in the next following sentence : (i) the amount in KS' Capital Account shall be adjusted to reflect the additional Capital Contribution; (ii) KS shall receive the additional Units based on the applicable Unit price; and (iii) the amount of Revolving Loan Debt shall be reduced by the amount converted. The conversion shall be deemed completed on the date of KS' written notice of conversion, unless KS has the right under Section 7.2(C) below to increase or decrease the amount of Revolving Loan Debt it elects to convert, in which event the conversion shall be deemed completed, or rescinded if applicable, on the date KS issues its notice under Section 7.2(C). Promptly following the date conversion is deemed completed, Borrower shall issue a statement to each Member setting forth the Capital Contributions of each of the Members, and the number of Units held by each of the Members, both before, and after, giving effect to KS' additional Capital Contribution.

     (B) The price of the additional Units to be acquired by KS pursuant to each election under Section 7.2(A) shall be based upon the fair market value of Borrower as of the last day of the calendar month immediately preceding such election (the "Valuation Date") and shall be equal to whichever of the following amounts is stated to be applicable:

          (i) if an appraisal has been completed pursuant to Section 3.3 of the Operating Agreement and the date as of which the Company was appraised is within ninety (90) days of the Valuation Date, then the issue price of Units specified in such appraisal shall be the applicable amount; or

          (ii) if an appraisal as described in (i) has not been completed then the price of Units shall be determined in accordance with the terms of Sections 3.3 and 3.4 of the Operating Agreement, in which event the Unit price determined by such appraisal shall be the applicable amount.

     (C) If the price of Units to be acquired by KS pursuant to Section 7.2(A) is determined by an appraisal pursuant to 7.2(B)(ii), then KS shall, by written notice, have the right to increase or decrease the amount of Revolving Loan Debt it elects to convert, including the right to elect not to convert any Revolving Loan Debt.

     (D) If KS converts its Revolving Loan Debt as set forth in this Section 7.2, then, unless DE elects to convert its Account Receivable Loan Debt as set forth in Section 7.4 of this Agreement, the Borrower shall pay to DE within thirty (30) days after the date KS' conversion of the Revolving Loan Debt is deemed complete as set forth in Section 7.2 the entire principal balance of the Accounts Receivable Loan, together with all unpaid accrued interest thereon.

     SECTION 7.3 Accounts Receivable Loan Debt Defined.

     As used in this Agreement, "Accounts Receivable Loan Debt" shall mean the unpaid principal of, and accrued interest on, the Accounts Receivable Loan, together with all other amounts due from Borrower to DE pursuant to the Loan Documents.

     SECTION 7.4 Conversion of Accounts Receivable Loan Debt.

     The Parties to this Agreement agree that DE shall have the right, beginning on the date KS' conversion is deemed complete as set forth in Section 7.2 and for a period of ninety (90) days thereafter, exercisable each time that KS exercises its right to convert the Revolving Loan Debt and purchase Units as provided in Section 7.2 above, to convert some, or all, of the then outstanding Accounts Receivable Loan Debt into a Capital Contribution and receive additional Units. The purchase price of the Units acquired by DE pursuant to this Section shall be the same as the purchase price of the corresponding Units acquired by KS. In order to exercise this right, DE shall deliver a written notice to Borrower and KS indicating DE's exercise of the right and specifying the amount of outstanding Accounts Receivable Loan Debt that DE elects to convert and the Units to be received. Upon Borrower's receipt of such written notice, the Capital Account of DE, and the number of Units issued to DE, shall be adjusted accordingly and the amount of the Accounts Receivable Loan Debt shall be reduced by the amount converted. Borrower shall issue a statement to the Members, like the statement called for in Section 7.2(A), reflecting these changes in the Capital Account of, and Units held by, DE.

SECTION 8 DE AND KS CONSENT

     SECTION 8.1 DE and KS Consent.

     DE and KS hereby consent to the execution, delivery and performance of the Loan Documents and hereby approve all the terms of, and all transactions contemplated by, this Agreement.

SECTION 9 MISCELLANEOUS

     SECTION 9.1 Notices.

     Any notices or consents required or permitted by this Agreement or any of the Loan Documents shall be given as specified in Section 13.2 of the Operating Agreement except as otherwise provided in this Agreement.


     SECTION 9.2 Applicable Law.

     The substantive Laws of the Commonwealth of Pennsylvania shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

     SECTION 9.3 Binding Effect; Assignment; Entire Agreement; Modification.

     This Agreement may only be assigned to a Member. Borrower has no right to assign any of its respective rights or Obligations hereunder without the prior written consent of KS and DE. This Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement among the Parties relating to the subject matter thereof. No modification or amendment hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the Party against whom enforcement is sought.

     SECTION 9.4 Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     Section 9.5 Recitals.

     Recitals A through E set forth above are true and correct, accurately set forth the factual background upon which this Agreement is premised and are fully incorporated as substantive provisions of this Agreement by reference. Should there be a conflict between the recitals A through E set forth above and the Sections of this Agreement, the Sections of this Agreement will control.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                           KULICKE AND SOFFA HOLDINGS, INC.


                                           By:
                                              ----------------------------------

                                           FLIP CHIP TECHNOLOGIES, INC.


                                           By:
                                              ----------------------------------

                                           DELCO ELECTRONICS CORPORATION


                                           By:
                                              ----------------------------------

                           CONVERTIBLE LOAN AGREEMENT


     THIS CONVERTIBLE LOAN AGREEMENT, dated as of November 19, 1998 (herein called the "Agreement"), is entered into between KULICKE AND SOFFA HOLDINGS, INC., a Delaware corporation ("KS"), FLIP CHIP TECHNOLOGIES, L.L.C. a Delaware Limited Liability Company ("Borrower") and DELCO ELECTRONICS CORPORATION, a Delaware corporation ("DE").

                                   WITNESSETH:

     A. Borrower was organized pursuant to an Operating Agreement dated as of February 28, 1996 (as same may be amended from time to time) (the "Operating Agreement") by and among KS, DE, and Kulicke & Soffa Industries, Inc. ("Kulicke & Soffa"), parent of KS. KS and DE are the sole members of Borrower.

     B. Borrower, KS and DE (collectively, the "Parties") are parties to a Convertible Revolving Loan Agreement dated as of June 16, 1997 (the "First Loan Agreement") , a Convertible Revolving Loan Agreement dated as of October 30, 1997 (the "Second Loan Agreement") and a Convertible Revolving Loan Agreement dated as of February 18, 1998 (the "Third Loan Agreement"). In connection with the First Loan Agreement, Borrower and KS executed a Security Agreement dated as of June 16, 1997 which was amended and restated in its entirety in connection with the Second Loan Agreement by an Amended and Restated Security Agreement dated as of October 30, 1997 and again amended in connection with the Third Loan Agreement by an Amendment to Amended and Restated Security Agreement dated as of February 18, 1998 (as so amended, the "Amended and Restated Security Agreement").

     C. Borrower desires to borrow additional funds from KS and KS is willing to make additional loans and advances to Borrower under the terms and provisions of this Agreement.

     D. KS is willing to make the loans and advances contemplated by this Agreement on the condition that, at KS' election as hereinafter set forth, some or all of the aggregate amounts owed to KS may be converted into a Capital Contribution to Borrower in the manner hereinafter provided. DE is willing to approve the transactions contemplated by this Agreement, including KS' right to convert its loans and advances into a Capital Contribution to Borrower on the condition that DE, at its election, will either be paid in full by Borrower the then outstanding Accounts Receivable Loan, plus accrued interest, or DE may elect, as set forth in this Agreement, that some or all of the aggregate amount owed to DE for its Accounts Receivable Loan may be converted into a Capital Contribution to Borrower as provided herein.

     NOW, THEREFORE, the Parties hereto, intending to be legally bound, covenant and agree as follows:

                                    AGREEMENT

SECTION 1 DEFINITIONS

     SECTION 1.1 Terms Defined Herein.

     "Accounts Receivable Loan" shall have the meaning given to such term in the Third Loan Agreement.

     "Accounts Receivable Loan Debt" shall have the meaning given to such term in the Third Loan Agreement.

     Accounts Receivable Loan Note" shall have the meaning given to such term in the Third Loan Agreement.

     "Business Day" shall mean a day, other than a Saturday or Sunday, on which the Parties are open for business.

     "Closing Date" shall mean the date of this Agreement.

     "Collateral Documents" shall have the meaning defined in Section 4.2 of this Agreement.

     "Event of Default" shall have the meaning defined in Section 6.1 of this Agreement.

     "First Loan Agreement" shall have the meaning defined in Recital B of this Agreement.

     "GAAP" shall mean generally accepted accounting principles consistently applied.

     "Loan Documents" shall mean this Agreement and all documents to be executed and delivered to KS and DE pursuant to the provisions of Section 3.1 hereof, including the Collateral Documents.

     "Material Adverse Effect" shall mean any specified event, condition or occurrence as to Borrower which individually or in the aggregate with any other such event, condition or occurrence and whether through the effect on Borrower's business, property, prospects, profits or condition (financial or otherwise) or otherwise could reasonably be expected to (a) result in, to the extent not fully covered by insurance, any liability, loss, forfeiture, penalty, costs, fine, expense, payment or other monetary obligation or loss of property of Borrower in excess of 10% of Borrower's consolidated shareholder's equity, determined in accordance with GAAP, as reflected in Borrower's then most recently prepared annual or quarterly financial statements, and/or (b) materially impair the ability of the Borrower to meet all of its Obligations to KS and DE.

     "Obligations" shall mean the obligations of Borrower to pay the principal of and interest on the Revolving Loan Note and the obligations of Borrower to pay the principal and interest on the Accounts Receivable Loan Note to satisfy and perform all of its other existing and future obligations, liabilities and indebtedness to KS and DE, whether hereunder or, under any of the Loan Documents, and whether matured or unmatured, direct or contingent, joint or several, including, without limitation, any extensions, modifications, renewals thereof and substitutions therefor.

     "Person"   shall   mean   any   individual,   corporation,   participation,
association, joint-stock company, trust, unincorporated organization, joint venture, court or government division or agency thereof.

     "Prime Rate" shall have the meaning defined in Section 2.3 of this Agreement.

     "Rate" shall mean the rate of interest specified in Section 2 of this Agreement.

     "Revolving Loan" shall mean the Revolving Loan facility established pursuant to Section 2.1 of this Agreement.

     "Revolving Loan Debt" shall have the meaning defined in Section 7.1 of this Agreement.

     "Revolving Loan Limit" shall mean $6,500,000, subject to increase to $8,000,000 as provided in Section 2.1 of this Agreement.

     "Revolving Loan Note" shall mean the promissory note, attached hereto as Exhibit D, evidencing Borrower's obligation to repay the Revolving Loan.

     "Revolving Loan Termination Date" shall mean the second anniversary of the Closing Date or such other earlier date to which maturity is accelerated upon the occurrence of an Event of Default under Section 6. KS and Borrower may (without any obligation to do so) hereafter agree in writing to renew or extend the Revolving Loan Termination Date with the prior written consent of DE.

     "Second Loan Agreement" shall have the meaning defined in Recital B of this Agreement.

     "Third Loan Agreement" shall have the meaning defined in Recital B of this Agreement.

     "Third Loan Agreement Revolving Loan" shall mean the Revolving Loan as defined in the Third Loan Agreement.

     "Valuation Date" shall have the meaning defined in Section 7.2(B) of this Agreement.

     SECTION 1.2 Terms Defined In Operating Agreement.

     In addition to the foregoing definitions, the following terms, when used herein, shall have the meanings given to them in the Operating Agreement:

     "Additional Capital Contributions"
     "Annual Budget"
     "Budget Year"
     "Capital Account"
     "Capital Contributions"
     "Member"
     "Preliminary Valuation"
     "Unit"

SECTION 2 THE REVOLVING LOAN

     SECTION 2.1 Revolving Loan.

     Under and subject to the terms and conditions of this Agreement and within the Revolving Loan Limit and as requested by an authorized officer of Borrower from time to time through but not including the Revolving Loan Termination Date, KS hereby establishes a Revolving Loan facility (the "Revolving Loan") pursuant to which KS will make cash advances from time to time to or for the account of Borrower. Upon the written request of an authorized officer of Borrower, KS, in its sole and absolute discretion may consider and, in its sole and absolute discretion may approve, an increase in the Revolving Loan Limit to an amount not exceeding $8,000,000. KS will send written notice to Borrower and DE if it elects to so increase the Revolving Loan Limit. Unless sooner terminated pursuant to any other provision of this Agreement, the Revolving Loan will terminate and the entire principal balance of the Revolving Loan, together with all unpaid accrued interest thereon, shall be repaid, without notice or demand, on the Revolving Loan Termination Date. Each advance under the Revolving Loan shall be made or issued following the giving of notice by an authorized officer of Borrower to KS (which notice shall be given not later than five (5) Business Days preceding the Business Day on which such cash advance is required), specifying the date of borrowing and the amount thereof. Cash advances shall be in multiples of $100,000. Upon fulfillment of all applicable conditions to such advance set forth herein, KS will make such funds available to the Borrower by wire transfer of funds to an account designated by Borrower. The outstanding principal balance under the Revolving Loan may fluctuate from time to time, to be reduced by repayments made by Borrower, and to be increased by future loans, advances and extensions of credit which may be made by KS, to or for the benefit of Borrower. Contemporaneously herewith, Borrower will execute and deliver to KS the Revolving Loan Note to evidence Borrower's obligation to repay KS for all amounts due or which may become due in connection with the Revolving Loan.

     SECTION 2.2 Interest Rate and Payments of Interest.

     (A) Interest shall be calculated and paid as follows:

          (1) Interest on the principal balance of the Revolving Loan, from time to time outstanding, will accrue at a rate equal to the Prime Rate in effect from time to time plus one and one-half percentage points (1.5%) per annum (the "Rate"). For the purposes hereof, "Prime Rate" means the Prime Rate as published in the Wall Street Journal in the section entitled "Money Rates."


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


          (2) Each time the Prime Rate shall change, the Rate shall change contemporaneously with such change in the Prime Rate. Interest shall be calculated on the basis of a 365-day year, counting the actual number of days elapsed, and shall be payable on the Revolving Loan Termination Date.

     (B) If, at any time, the Rate shall be finally determined by any court of competent jurisdiction, governmental agency or tribunal to exceed the maximum rate of interest permitted by any applicable Laws, then, for such time as such Rate would be deemed excessive, application thereof shall be suspended and there shall be charged in lieu thereof the maximum rate of interest permissible under such Laws.

     SECTION 2.3 Payments to KS.

     All payments of interest on and principal of the Revolving Loan and all fees and all other sums payable to KS hereunder shall be paid directly to KS in immediately available funds, in United States dollars. If any payment of principal of, or interest on the Revolving Loan provided for herein or any other amount due hereunder shall fall due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day and additional interest shall accrue and be payable for the period of such extension. Borrower may, at its option, prepay the accrued interest on, and principal of, the Revolving Loan from time to time and in whole or in part without penalty.

SECTION 3 CONDITIONS

     The making of the Revolving Loan hereunder is subject to the following conditions precedent (all documents to be in form and substance satisfactory to KS and its counsel):

     SECTION 3.1 Documents Required for the Closing.

     The Borrower shall have duly executed and delivered to KS the following items on the Closing Date:

     (A)  This Agreement;

     (B)  The Revolving Loan Note, attached hereto as Exhibit D;

     (C)  The Amendment to the First Loan Agreement  attached  hereto as Exhibit
          B;

     (D)  The Amendment to the Second Loan Agreement  attached hereto as Exhibit
          C;

     (E) The Amendment to the Third Loan Agreement, attached hereto as Exhibit E; and

     (F)  Each of the Collateral Documents required by Section 4 hereof.

     SECTION 3.2 Conditions for Advances.

     Each request for an advance under the Revolving Loan shall constitute a certification and affirmation that no Event of Default shall have occurred and be continuing, and no event shall have occurred and be continuing which, with the giving of notice or the passage of time, or both, could constitute an Event of Default.

SECTION 4 COLLATERAL SECURITY

     SECTION 4.1 Collateral.

     To secure payment and performance of all its Obligations, Borrower shall execute, deliver and fully perform the Second Amendment to Amended and Restated Security Agreement attached hereto as Exhibit A (the "Security Agreement Amendment"). The security interests, liens and rights granted by the Amended and Restated Security

Agreement, as amended by the Security Agreement Amendment, in favor of KS shall be first and prior liens, and all payments, recoveries and proceeds derived therefrom, after satisfaction in full of the "Obligations" as defined in the First Loan Agreement and the "Obligations" as defined in the Second Loan
Agreement, shall be shared ratably by KS and DE in accordance with their respective interests, as measured and evidenced by the outstanding principal loan balances owed to KS from time to time on the Third Loan Agreement Revolving Loan and the Revolving Loan collectively, and to DE from time to time on the Accounts Receivable Loan, respectively.

     SECTION 4.2 Financing Statements.

     The Borrower shall execute and deliver to KS such financing statements as are necessary and appropriate to perfect KS' rights under the Security Agreement Amendment and Borrower shall pay or reimburse KS for all costs, fees and taxes associated with filing or recording such financing statements. Collectively, the Security Agreement Amendment and any financing statements are referred to as the "Collateral Documents."

SECTION 5 REPRESENTATIONS AND WARRANTIES

     To induce KS to enter into this Agreement, Borrower represents and warrants to KS that:

     (A) The making and performance of the Loan Documents will not (immediately, with the passage of time, or with the giving of notice and the passage of time):

          (1) Violate, or result in a default under, any contract, agreement or instrument to which Borrower is a party or by which Borrower or its property is or may be bound, where the same would have a Material Adverse Effect, or

          (2) Result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of Borrower, except such as are in favor of KS;

     (B) Borrower has the power and authority to enter into and perform the Loan Documents and to incur the Obligations herein and therein provided for, and has taken all proper and necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents;

     (C) The Loan Documents, when executed and delivered will be, valid, binding and enforceable against Borrower in accordance with their respective terms, except to the extent that the enforceability thereof is limited by bankruptcy and similar laws and equitable principles affecting the rights of creditors generally;

     (D) There are no liens, security interests or other encumbrances on or affecting any of Borrower's personal or real property other than those granted KS under the Collateral Documents.

SECTION 6 DEFAULT

     SECTION 6.1 Events of Default.

     Each of the following events shall constitute an Event of Default and upon the occurrence of any Event of Default, KS shall have the option (which is not intended to diminish, alter or limit any other of KS' rights described in the Loan Documents or any related agreements and documents) (A) to declare Borrower in default under the Loan Documents, (B) to terminate any undertaking of KS in connection with the Revolving Loan, and/or (C) to declare all Obligations immediately due and payable, including, but not limited to, interest, principal, expenses, advances to protect KS' position and reasonable attorneys' fees to enforce the Loan Documents, and all related agreements and documents, and all of KS' rights hereunder and thereunder, all without demand, notice, presentment or protest, or further action of any kind:


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


     (A) Borrower fails to pay to KS within ten (10) days after its due date, any installment of interest or other charge payable hereunder or under any other of the Loan Documents, or Borrower fails to pay to KS on the Revolving Loan Termination Date all unpaid principal and interest on the Revolving Loan.

     (B) Borrower fails to observe or perform any other material Obligation to be observed or performed by it hereunder or under any of the other Loan Documents, which failure, to the extent reasonably susceptible of cure, is not cured within thirty (30) days of the earlier of (i) the date on which Borrower has actual knowledge thereof and (ii) KS' giving Borrower written notice of the occurrence thereof.

     (C) Borrower becomes insolvent or generally fails to pay, or admits its inability to pay, debts as they become due or makes a general assignment for the benefit of any of its creditors.

     (D) Borrower applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian for Borrower or any of the property of Borrower or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower or for a substantial part of its property and is not discharged within sixty (60) days.

     (E) Any bankruptcy, reorganization, liquidation, dissolution or other case and proceeding under any bankruptcy or insolvency law is commenced in respect of Borrower and if such case or proceeding is not commenced by Borrower, it is consented to or acquiesced in by Borrower or remains for sixty (60) days undismissed.

     (F) A judgment creditor of Borrower shall obtain actual or constructive possession of any of Borrower's properties by any means, including, but without limitation, levy, distraint, replevin or self-help.

     (G) Any Event of Default as defined in the First Loan Agreement, the Second Loan Agreement or the Third Loan Agreement.

     SECTION 6.2 Remedies.

     After any acceleration of the Obligations, KS shall have in addition to the rights and remedies given it by the Loan Documents, all those rights and remedies allowed by any and all applicable laws.

SECTION 7 CONVERSION OF LOAN DEBT

     SECTION 7.1 Revolving Loan Debt Defined.

     As used in this Section 7, "Revolving Loan Debt" means the unpaid principal of, and accrued interest on, the Revolving Loan, together with all other amounts due from Borrower to KS pursuant to the Loan Documents.

     SECTION 7.2 Conversion of Revolving Loan Debt.

     (A) KS shall have the right, beginning on the Closing Date and continuing as long as any amount of the Revolving Loan Debt is outstanding, to convert some, or all, of the then outstanding Revolving Loan Debt into a Capital Contribution and receive additional Units; provided, however, that KS' right to convert its Revolving Loan Debt may only be exercised no more frequently than once every one hundred eighty (180) days after the Closing Date. In order to exercise such conversion right, KS shall provide a written notice to Borrower and to DE, specifying the amount of outstanding Revolving Loan Debt that KS elects to convert to a Capital Contribution, which election may be subject to appraisal and modification rights, as described in Sections 7.2(B) and 7.2(C) below. The purchase price of the Units to be acquired by KS upon conversion shall be determined in accordance with Section 7.2(B). On the date the conversion is deemed completed, as provided in the next following sentence: (i) the amount in KS' Capital Account shall be adjusted to reflect the additional Capital Contribution; (ii) KS shall receive the additional Units based on the applicable Unit price; and (iii) the amount of Revolving Loan Debt shall be reduced by the amount converted. The conversion shall be deemed completed on the date of KS' written notice of conversion, unless KS has the right under Section 7.2(C) below to increase or decrease the amount of Revolving Loan Debt it elects to convert, in which event the conversion shall be deemed completed, or rescinded if applicable, on the date KS issues its notice under
Section 7.2(C). Promptly following the date conversion is deemed completed, Borrower shall issue a statement to each Member setting forth the Capital Contributions of each of the Members, and the number of Units held by each of the Members, both before, and after, giving effect to KS' additional Capital Contribution.

     (B) The price of the additional Units to be acquired by KS pursuant to each election under Section 7.2(A) shall be based upon the fair market value of Borrower as of the last day of the calendar month immediately preceding such election (the "Valuation Date") and shall be equal to whichever of the following amounts is stated to be applicable:

          (i) if an appraisal has been completed pursuant to Section 3.3 of the Operating Agreement and the date as of which the Company was appraised is within ninety (90) days of the Valuation Date, then the issue price of Units specified in such appraisal shall be the applicable amount; or

          (ii) if an appraisal as described in (i) has not been completed then the price of Units shall be determined in accordance with the terms of Sections 3.3 and 3.4 of the Operating Agreement, in which event the Unit price determined by such appraisal shall be the applicable amount.

     (C) If the price of Units to be acquired by KS pursuant to Section 7.2(A) is determined by an appraisal pursuant to 7.2(B)(ii), then KS shall, by written notice, have the right to increase or decrease the amount of Revolving Loan Debt it elects to convert, including the right to elect not to convert any Revolving Loan Debt.

     (D) If KS converts its Revolving Loan Debt as set forth in this Section 7.2, then, unless DE elects to convert its Accounts Receivable Loan Debt as set forth in Section 7.4 of the Third Loan Agreement, the Borrower shall pay to DE within thirty (30) days after the date KS's conversion of the Revolving Loan Debt is deemed complete as set forth in this Section 7.2 the entire principal balance of the Accounts Receivable Loan, together with all unpaid accrued interest thereon.

SECTION 8 DE and KS CONSENT

     DE and KS hereby consent to the execution, delivery and performance of the Loan Documents and hereby approve all the terms of, and all transactions contemplated by, this Agreement.

SECTION 9 MISCELLANEOUS

     SECTION 9.1 Notices.

     Any notices or consents required or permitted by this Agreement or any of the Loan Documents shall be given as specified in Section 13.2 of the Operating Agreement except as otherwise provided in this Agreement.

     SECTION 9.2 Applicable Law.

     The substantive Laws of the Commonwealth of Pennsylvania shall govern the construction of this Agreement and the rights and remedies of the Parties hereto.

     SECTION 9.3 Binding Effect; Assignment; Entire Agreement; Modification.

     This Agreement may only be assigned to a Member. Borrower has no right to assign any of its respective rights or Obligations hereunder without the prior written consent of KS. This Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement among the Parties relating to the subject matter thereof. No modification or amendment hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the Party against whom enforcement is sought.


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


     SECTION 9.4 Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     SECTION 9.5 Recitals.

     Recitals A through D set forth above are true and correct, accurately set forth the factual background upon which this Agreement is premised and are fully incorporated as substantive provisions of this Agreement by reference. Should there be a conflict between the recitals A through D set forth above and the Sections of this Agreement, the Sections of this Agreement will control.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                           KULICKE AND SOFFA HOLDINGS, INC.


                                           By:
                                              ----------------------------------


                                           FLIP CHIP TECHNOLOGIES, INC.


                                           By:
                                              ----------------------------------



                                           DELCO ELECTRONICS CORPORATION


                                           By:
                                              ----------------------------------



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